GOLDMAN SACHS VARIABLE INSURANCE TRUST

VIT Structured U.S. Equity Fund
(the “Fund”)

Supplement dated September 22, 2011 to the
Prospectuses dated April 29, 2011 (the “Prospectus”)

Katinka Domotorffy, Chief Investment Officer (“CIO”) and head of Goldman Sachs Asset Management’s (“GSAM”) Quantitative Investment Strategies (“QIS”) team, has announced her intention to retire from GSAM at the end of 2011. Effective immediately, Ms. Domotorffy’s responsibilities as CIO of Equity Alpha Strategies will be shared by Ron Hua. Effective immediately, William Fallon and Andrew Alford will no longer have portfolio management responsibilities with respect to the Fund.

Effective December 31, 2011, Ms. Domotorffy will retire and will no longer have portfolio management responsibilities with respect to the Fund.

Effective immediately, the second paragraph of the “Summary—Portfolio Management—Portfolio Managers” section of the Prospectus is replaced in its entirety with the following:

Portfolio Managers: Ron Hua, CFA, Managing Director, Chief Investment Officer of Quantitative Investment Strategies—Equity Alpha Strategies, has managed the Fund since 2011; Katinka Domotorffy, CFA, Managing Director, Head of Quantitative Investment Strategies, Chief Investment Officer, has managed the Fund since 2009; Len Ioffe, CFA, Managing Director, has managed the Fund since 2011.

Effective immediately, in the “Service Providers—Fund Managers” section of the Prospectus, the references to Mr. Fallon and Mr. Alford in the “Quantitative Investment Strategies Portfolio Management Team” table are replaced with the following:

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History
Ron Hua, CFA Managing Director Chief Investment Officer of Equity Alpha Strategies	Portfolio Manager — Structured U.S. Equity	Since 2011	Mr. Hua is the Chief Investment Officer of Equity Alpha Strategies for GSAM’s Quantitative Investment Strategies team. Mr. Hua joined GSAM as a partner in 2011, and oversees all research, portfolio management and trading for the QIS quantitative equity business. Prior to joining the firm, Ronald was the Chief Investment Officer and Head of Research for Equity Investments at PanAgora Asset Management (2004-2011). In that capacity, Ronald was responsible for all equity strategies, was the architect of PanAgora’s Dynamic Equity Contextual Modeling Approach and served as a member of PanAgora’s Management and Investment Committees.

Len Ioffe, CFA Managing Director	Portfolio Manager — Structured U.S. Equity	Since 2011	Mr. Ioffe joined the Investment Adviser as an associate in 1995 and has been a portfolio manager since 1996.

Effective immediately, the paragraph immediately following the above-referenced table is replaced in its entirety with the following:

Katinka Domotorffy, CFA, Head and Chief Investment Officer of the QIS team, is ultimately responsible for the Fund’s investment process. Ron Hua, CFA, Managing Director, is the Chief Investment Officer of Equity Alpha Strategies for GSAM’s QIS team. Len loffe, CFA, is a Managing Director and Portfolio Manager on the QIS team, where he is responsible for the portfolio management of long-only equity portfolios.

Effective December 31, 2011, all references to Katinka Domotorffy are removed from each Prospectus in their entirety.

This Supplement should be retained with your Prospectuses for future reference.

VITUSPMSTK 09-11